SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
DWS European Equity Fund
The following changes are effective on or about October 1, 2019:
DWS European Equity Fund is renamed DWS ESG International Core Equity Fund. All references in the fund’s Statements of Additional Information to DWS European Equity Fund will be superseded with DWS ESG International Core Equity Fund.
DWS International GmbH will no longer serve as subadvisor to the fund and all references to DWS International GmbH as the fund’s subadvisor will be deleted.
The following non-fundamental investment policies are added under the “Other Investment Policies” heading in the “INVESTMENT RESTRICTIONS” section of the fund’s Statements of Additional Information Part I.
The fund may not acquire securities of any investment company or company relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act in excess of the limitations contained in Section 12(d)(1)(A) of the 1940 Act, except to the extent that the fund: (i) receives securities of another investment company as a dividend or as a result of a plan of reorganization of a company (other than a plan devised for the purpose of evading Section 12(d)(1) of the 1940 Act); or (ii) acquires (or is deemed to have acquired) securities of another investment company pursuant to exemptive relief or rule from the SEC permitting the fund to (a) acquire securities of one or more affiliated investment companies for short-term cash management purposes, or (b) engage in interfund borrowing or lending transactions.
The fund may not purchase warrants if, as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value).
The fund may not purchase options, unless the aggregate premiums paid on all such options held by the fund at any time do not exceed 20% of its total assets; or sell put options, if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.
The fund will not sell put options if, as a result, more than 50% of the fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.
The fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging.
To the extent the fund engages in proxy hedging, the amount of the commitment or option would not exceed the value of the fund’s securities denominated in correlated currencies.
The fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay.
When purchasing Asset-Backed Securities, the fund will not pay any additional or separate fees for Credit Enhancement.
The fund will generally invest in at least three different countries excluding the United States.
Please Retain This Supplement for Future Reference
July 12, 2019
SAISTKR-28